Exhibit 99.1

Non-Deal Roadshow
May 24-25, 2011

Forward Looking Statements
This presentation contains forward-looking statements, including PDL’s expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
▪The expected rate of growth in royalty-bearing product sales by PDL’s existing licensees;
•The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
•The ability of PDL’s licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
•Changes in any of the other assumptions on which PDL’s projected royalty revenues are based;
•Changes in foreign currency rates;
•Positive or negative results in PDL’s attempt to acquire royalty-related assets;
•The outcome of pending litigation or disputes, including PDL’s current dispute with Genentech related to ex-U.S. sales of
 Genentech licensed products; and
•The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL’s actual results to differ materially from those expressed or implied in the forward-
looking statements in this presentation are discussed in PDL’s filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL’s filings with the SEC may be obtained at the "Investors"
section of PDL’s website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Company:	PDL BioPharma, Inc.
Ticker:	PDLI (NASDAQ)
Location:	Incline Village, Nevada
Employees:	Less than 10
2010 Revenues:	$345 million
2011- Q1 Revenue:	$83 million
2011 Regular Dividends:	$0.15 /share paid on March 15, June 15, September 15 & December 15
Q1-2011 Cash Position1:	$193 million
Shares O/S2:	~ 140 million
Average Daily Volume:	~ 3 million shares
Key Information

1. As of March 31, 2011; 2. Not fully diluted

Overview of PDL BioPharma

Company Overview
•PDL pioneered the humanization of monoclonal antibodies
 which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases
•PDL’s primary assets are its antibody humanization patents
 and royalty assets which consist of its Queen et al. patents and license agreements
•Licensees consist of large biotechnology and pharmaceutical companies including Roche/Genentech/ Novartis,
 Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai

Antibody Humanization Technology
• Antibodies are naturally produced by humans to fight
 foreign substances, such as bacteria and viruses
• In the 1980’s, scientists began creating antibodies in
 non-human immune systems, such as those of mice,
 that could target specific sites on cells to fight various
 human diseases
• However, mouse derived antibodies are recognized by
 the human body as foreign substances and may be
 rejected by the human immune system

• PDL’s technology allows for the “humanization” of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
• PDL’s humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
• PDL’s technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of over $17 billion

Mission Statement
• Queen et al. Patents
 ▪ Manage patent portfolio
 ▪ Manage license agreements

• Purchase new royalty generating assets
 ▪ Assets that improve shareholder return
 ▪ Commercial stage assets
 ▪ Prefer biologics with strong patent protection

• Optimize return for shareholders

Corporate Governance
Management
• John McLaughlin
 President & CEO
• Christine Larson
 VP & CFO
• Christopher Stone
 VP, General Counsel &
 Secretary
• Caroline Krumel
 VP of Finance
• Danny Hart
 Associate General Counsel
Board of Directors
• Fred Frank
 Lead Director
• Jody Lindell
• John McLaughlin
• Paul Sandman
• Harold Selick

Licensed Products and Royalty Revenue

Product	Licensor	2010 WW Sales	Approved Indications
AVASTIN bevacizumab	Genentech (US) and Roche (ex-US)	$6.4 billion[1]	☐ Metastatic colorectal cancer ☐ Advanced non-small cell lung cancer ☐ Renal cancer ☐ Metastatic HER2- breast cancer ☐ Glioblastoma
Herceptin trastuzumab	Genentech (US) and Roche (ex-US)	$5.4 billion[1]	☐ Metastatic HER2+ breast cancer ☐ Metastatic HER2+ stomach cancer
LUCENTIS RANIBIZUMAB INJECTION	Genentech (US) and Novartis (ex-US)	$3.0 billion[1]	☐ Wet age-related macular degeneration (AMD) ☐ Macular edema or swelling following retinal vein occlusion ☐ Diabetic macular edema ☐ Lucentis is the only approved treatment for wet AMD proven to improve or maintain vision
Xolair Omalizumab FOR SUBCUTANEOUS USE	Genentech (US) and Novartis (ex-US)	$1.0 billion[1]	☐ Moderate to severe persistent allergic asthma ☐ First approved therapy designed to target the antibody IgE, a key underlying cause of the symptoms of allergy related asthma
TYSABRI (natalizumab)	Biogen Idec and Elan	$1.2 billion[1]	☐ Multiple Sclerosis (MS) in adult patients with relapsing forms of the disease ☐ Crohn's disease in adult patients with moderate-to-severe forms of the disease who have had an inadequate response to or are unable to tolerate conventional therapies
ACTEMRA tocilizumab	Roche and Chugai	$459 million[2]	☐ Rheumatoid arthritis (RA)

PDL BioPharma™

Licensed Products and Royalty Revenue

1. As reported to PDL by its licensee 2. As reported by Roche; assume 1.155 CHF/USD

How Long will PDL Receive Royalties from
Queen et al. Patents?
• PDL’s revenues consist of royalties generated on sales of licensed products
 ▪Sold before the expiration of the Queen et al. patents in mid-2013 through end of 2014
 or
 ▪Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Formulation, Fill and Finish Schedule
½ month
1 month
½ month
2-3 months
Thaw, Formulation &
Vial Filling
Quality
Release
Packaging
& Quality
Inventory
Example of Antibody Bulk Manufacturing Schedule
Cell
Culture
Quality Release
Testing
Bulk Frozen Storage
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos
3 mos
2-18 months
1mo
1mo
Purification to Concentrated Bulk/Frozen

Genentech Product Made or Sold in U.S.
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Genentech Product Made and Sold Ex-U.S.
All Sales	3.0%
Queen et al Patents - Royalty Rates

• Tysabri and Actemra
 • Flat, low single-digit royalty
• Genentech Products (Avastin, Herceptin, Lucentis1 and Xolair)
 • Tiered royalties on product made or sold in US
 • Flat, 3% royalty on product made and sold outside US
 • Blended global royalty rate on Genentech Products in 2010 was 1.9%
 • Blended royalty rate on Genentech Products in 2010 made or sold in US was 1.5%
1. As part of a settlement with Novartis, which commercializes Lucentis outside US, PDL agreed to pay to Novartis certain amounts based on net sales of Lucentis made by Novartis during calendar year 2011 and beyond. The amounts to be paid are less than we receive in royalties on such sales and we do not currently expect such amount to materially impact our total annual revenues.

80%
70%
60%
50%
40%
30%
20%
10%
0%
50%
5%
49%
27%
56%
19%
70%
43%
68%
45%
71%
40%
Q1-2010
Q3-2010
Q1-2011
Q1-2010
Q3-2010
Q1-2011
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sales

PDL BioPharma™

Shift of Manufacturing Sites = Higher Royalties
• Roche is moving some manufacturing ex-US which may result in higher royalties to PDL due to the flat 3% royalty for Genentech Products made and sold ex-US
 ▪ Current production at Penzburg (Herceptin) and Basel (Avastin) plants
 ▪ Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
 - E. coli (Lucentis) and CHO (Avastin) plants are approved for commercial supply to the US
 - E. coli and CHO plants are expected to be approved for commercial supply to the EU in 2011
 - Currently, all Lucentis is made in the US

Percent of Total Worldwide Sales1
1. As reported to PDL by its licensee

$400
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

BioPharma™

Royalty Revenue & Licensed Products

Royalties by Product
($ in millions)

Royalty Products - Approved

Royalty Products - Avastin

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line Ovarian Cancer Gastric

Elan

•On December 16, 2010, FDA notified Roche/Genentech of its intention to withdraw Avastin’s approval as first line treatment for HER2- breast cancer in combination with paclitaxel.
•In response to request from Genentech, FDA scheduled a hearing on June 28-29, 2011 to allow Genentech to present why Avastin should remain FDA-approved for HER2- breast cancer.
•On December 16, 2010, EMEA narrowed, but did not withdraw Avastin’s approval for first line treatment of HER2- breast cancer in combination with paclitaxel.
•Roche lowered its estimate of peak annual sales from of Avastin from CHF8 - CHF9 billion to
 CHF7 billion.
•On April 15, 2011, Roche announced that CHMP issued a positive opinion for the use of
 Avastin in combination with Xeloda for 1st-line HER 2- breast cancer.
•Based on our internal model, we project Avastin for treatment of metastatic HER2- breast cancer represents slightly more than 2% of total PDL royalty revenue.

Royalty Products - Avastin

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line Ovarian Cancer Gastric

Elan

•On February 7, 2011, Genentech reported that Phase 3 trial in women with previously treated
 (recurrent), platinum-sensitive ovarian cancer showed an improvement in progression free survival in those patients treated with Avastin in combination with chemotherapy (carboplatin and gemcitabine) followed by continued use of Avastin alone compared to those treated with chemotherapy alone.
•Two previous Phase 3 studies in women with newly diagnosed ovarian cancer demonstrated that front-line Avastin in combination with standard chemotherapy (carboplatin and paclitaxel), followed by the continued use of Avastin alone, significantly increased progression free survival compared to treatment with chemotherapy alone.
•Roche has submitted an application for approval for first line treatment in EU and expects a decision later in 2011.
•Genentech expects to file an application for approval in US in 2011.

Royalty Products - Avastin

Li

Ro

Adjuvant settings

		Phase 2 ISP	Retinopathy of Prematurity
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
•On February 16, Research to Prevent Blindness Foundation and the U.S. National Eye Institute
 announced results from a trial showing that just 4% of the infants who developed retinopathy of prematurity and were treated with Avastin suffered a recurrence of the disease compared to
 22% of those babies with the disease who received laser treatment.
•Retinopathy of prematurity is a disease that harms the retina and is the most common cause of blindness in infants.
•Because the trial was not sponsored by Genentech/Roche, it is not clear whether they will seek approval for this indication.
•The publication of this data in the February 17 issue of the New England Journal of Medicine should result in significant off-label use in this disease.

Lic			
Roc			
			HER2+ Stomach and Gastro-Esophageal cancers

Royalty Products - Lucentis

	Lucentis	Approved Approved Phase 3 (US)	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
•On January 7, Novartis announced that Lucentis has been approved in the EU for the treatment of visual impairment due to diabetic macular edema (DME).
 •DME is a leading cause of blindness in the working-age population in most developed countries.
•On February 11, 2011, Genentech announced that one of two Phase 3 studies evaluating in patients with DME showed that a significantly higher percentage of patients receiving monthly dosing of Lucentis achieved an improvement in vision of at least 15 letters on the eye chart at
 24 months compared to those in a control group, who received a placebo injection.

	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
•On November 22, 2010, Regeneron and its partner, Bayer, reported top line data from two
 Phase 3 trials investigating its VEGF Trap in age-related macular degeneration (AMD) patients which suggest that it may be injected into the eye every other month with safety and efficacy comparable to that of monthly dosing of Lucentis.
•On December 20, 2010, Regeneron has also reported positive Phase 3 data in the treatment of retinal vein occlusion (RVO) for which Lucentis is approved.
 •Unlike the AMD trial, monthly administration was used in the RVO trial, which does not afford a dosing advantage with respect to Lucentis.
•On February 22, 2011, Regeneron and its partner, Bayer, filed an application for approval of its
 VEGF Trap for treatment of AMD with a PDUFA date of August 20, 2011 based on priority review.
•Regeneron filed suit in February 2011 seeking a summary judgment that it does not infringe
 Genentech’s patents.
•Genentech filed a countersuit in April 2011 asserting that Regeneron is willfully infringing
 Genentech’s patents, seeking treble damages and asking for injunctive relief.

Royalty Products - Lucentis
Licensee	Product	Status	Indications

HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
•On April 4, 2011, Genentech and Johns Hopkins University reported results of a review of files of 77,886 patients with AMD who received either Avastin off-label or Lucentis.
•Patients receiving Avastin off-label had an 11% increased risk of overall mortality, 57%
 increased risk of hemorrhagic cerebrovascular accident, 80% more likely to have ocular inflammation and 11% more likely to have cataract surgery following treatment than Lucentis treated patients.
•Authors of the study note that it is limited due to incomplete information on confounding factors such as smoking, lipid and blood pressure levels, etc.

Li

Ro

HER2+ Stomach and Gastro-Esophageal cancers

Royalty Products - Lucentis

	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
•On April 28, 2011, New England Journal of Medicine reported the results from the NEI’s CATT study comparing Lucentis and Avastin on fixed and variable schedules in the treatment of AMD.
•Efficacy results from the first year of the two year study showed that, with respect to the primary endpoint of mean change in visual acuity (number of lines of letters on an eye chart) at 12 months, less expensive Avastin was not inferior to Lucentis.
 •It is estimated that off label use of Avastin in the U.S. was 60% prior to the results of the
 CATT trial.
•At 12 months, serious adverse events (primarily hospitalizations) occurred at a 24 percent rate for patients receiving Avastin and a 19 percent rate for patients receiving Lucentis. However, preliminary 24 month safety data showed no difference between Lucentis and Avastin treated patients in terms of death, stroke and all arteriothrombotic events.

Royalty Products - Tysabri

Licensee	Product	Status	Indications

	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
•Biogen Idec and Elan made regulatory filings with FDA and EMA to update the label of Tysabri to reflect that anti-JC virus antibody status could be used to stratify the risk of progressive multifocal leukoencephalopathy (PML).
 •On April 18, 2011, CHMP recommended inclusion of JC virus (JCV) status as a risk factor the product label for Tysabri in the EU.
 •The CHMP also recommended a five-year renewal of the Tysabri’s Marketing Authorization in the EU.
•On April 22, 2011, FDA disclosed the estimated risk of PML infection in Tysabri treated patients is 0.3 per 1,000 patients during the first two years of treatment, 1.5 per 1,000 patients during months 25 to 36, and 0.9 per 1,000 after three years. Limited data is available beyond four years.

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC

		Phase 3	DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis
Royalty Products - Actemra

•On January 5, 2011, Roche announced that FDA expanded the Actemra label to include inhibition and slowing of structural joint damage, improvement of physical function, and achievement of major clinical response in adult patients with moderately to severely active rheumatoid arthritis.
•On April 18, 2011, FDA approved Actemra to treat patients age 2 and older with active systemic juvenile idiopathic arthritis (SJIA).
 •It is the first and only approved treatment for SJIA, a rare and severe form of arthritis affecting children.

Potential Royalty Products
- Development Stage

[redacted]			
	Solanezumab	*Phase 3*	*Alzheimer's Disease*
Merc			
Abbo			

Licensed Unlicensed

26

Licensee	Product	Status	Indications
Roche (Genentech)	T-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer’s Disease
Lilly

Eisai
Potential Royalty Products - T-DM1
•On October 13, 2010, Roche/Genentech announced preliminary, six month results from a
 Phase 3 trial in second line HER2+ breast cancer patients which showed that 48% of women treated with T-DM1 had their tumors shrink compared with 41% of those taking the combination of Herceptin and Taxotere.
 •Among the women taking the standard therapy, 75% had side effects of grade 3 or higher on a 5-point scale, compared with 37% of those getting T-DM1.

Potential Royalty Products - Pertuzumab
Licensee	Product	Status	Indications
Roche (Genentech)	T-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer’s Disease
Lilly	Solanezumab	Phase 3	Alzheimer’s Disease

•On December 10, 2010, Roche/Genentech reported the results from a Phase 2 trial investigating the neoadjuvant (prior to surgery) use of pertuzumab and Herceptin plus chemotherapy for the treatment of early-stage, HER2+ breast cancer.
•Treatment significantly improved the rate of complete tumor disappearance in the breast by more than half compared to Herceptin plus docetaxel, p=0.014.
•Roche expects a global regulatory filing of pertuzumab at the end of 2011.

Genentech / Roche - Product Pipeline
2011
2012
2013
Post 2013
Avastin
Ovarian Cancer 1st Line US
Lucentis
Diabetic Macular Edema (US)
Pertuzumab1
mBC HER2+ 1st Line
Avastin + Herceptin
mBC HER+ 2nd Line
Avastin
Relapsed Ovarian Cancer
T-DM1
HER 2+ Advanced mBC
Actemra
RA DMARD H2H (EU)
Actemra
Ankylosing Spondylitis
Herceptin
Subcutaneous Formulation
Avastin & Herceptin
HER2+ mBC 1st Line
Avastin
mCRC TML
Actemra
SC Formulation (EU)
Afutuzumab (GA101)
Chronic Lymphocytic Leukemia
Actemra
Early Rheumatoid Arthritis
Avastin
BC Adjuvant HER2+
Avastin
BC Adj Triple Negative
Herceptin
BC HER 2+ Adj 2 Year
Xolair
Chronic Idiopathic Urticaria
Avastin
Glioblastoma 1st Line
Actemra
SC Formulation (US)
Lucentis
AMD High Dose (US)
Avastin
HER 2- BC adj
Avastin
NSCLC adj
Afutuzumab (GA101)
Non-Hodgkin’s Lymphoma
T-DM1
HER 2+ mBC 1st Line
Pertuzumab1
HER 2+ EBC
Ocrelizumab1
PPMS & RRMS
Lebrikizumab1
Asthma
Rontalizumab1
Systemic Lupus Erythematosus
1. Not a licensed product; source Roche investor update, April 14, 2011
US & EU Filings Calendar

Financial Update

Income Statement			
($ in millions)	Fiscal Year Ending 12/31,		
	2009	2010 [1]	1Q'2011 [2]
Revenue	318	345	83
Expenses	21	134	6
EBIT	**$297**	**$211**	**$78**
Net Interest Expense	17	61	9
Pre-Tax Profit	**$280**	**$150**	**$69**
Taxes	91	58	24
Net Income	**$190**	**$92**	**$45**

Condensed Balance Sheet		
	As of	
	3/31/2011	12/31/2010
Cash, Cash Equivalents & Investments	**$193**	**$248**
Total Assets	**$249**	**$317**
Total Debt	**$497**	**$518**
Total Stockholder's Deficit	**($371)**	**($324)**

PDL BioPharma™

Financial Overview

1.Includes $92.5 million one time legal settlement to MedImmune. Net interest expense includes
 $17.6 million loss on convertible note retirement.
2.Includes $10.0 million one time legal settlement from UCB.

New 2015 Convertible Notes
• Terms
 ▪ $135 million convertible, non-callable senior notes due May 2015
 - Bankers exercised option to purchase an additional ~$20 million increasing total to ~$155 million
 ▪ Coupon rate is 3.75%
 ▪ Conversion price is $7.92/share
 ▪ Bond hedge effectively increases conversion price to $9.31½ /share
• Timing
 ▪ Transaction was priced on May 10th  and closed on May 16th
• Use of Proceeds
 ▪ Redeem PDL’s convertible notes due in February 2012 with a current principal balance of $133 million
 ▪ Pay cost of convertible note hedge transactions
 ▪ General corporate purposes

$497 Million Debt
• $250 million 2.00% convertible senior notes due February 2012; current principal balance of $133 million
 ▪Conversion rate is 144.474 shares / $1,000 face amount ($6.92/share)
 ▪Issued a notice of redemption for cash on May 23 effective as of June 30 for all outstanding Notes at redemption price of 100.29% (approximately $1,010.3444 per $1,000 principal amount of Notes)
 ▪Using cash from new 2015 Notes
• $180 million 2.875% convertible senior notes due February 2015 placed November 1,
 2010
 ▪Conversion rate is 144.474 shares / $1,000 face amount ($6.92/share)
• $300 million 10.25% secured non-recourse notes; current principal balance of $184 million
 ▪Distributed $200 million of proceeds as special dividend of $1.67/share in December 2009
 ▪Approximately 40% of Genentech royalties dedicated to quarterly principal and interest payments; principal repayment fluctuates in relation to royalties received
 ▪Anticipated final maturity is September 2012; legal maturity is March 2015
 ▪After final maturity, securitized Genentech royalties will be retained by PDL
• In order to pay a dividend, PDL must first satisfy a net assets test at the time of dividend declaration by Board of Directors

Legal Matters

Recent Resolution of Legal Disputes
• PDL has resolved all challenges to the Queen et al. Patents in the
 U.S. Patent and Trademark Office (USPTO) and the European Patent
 Office (EPO) as well as its dispute with MedImmune
 ▪ UCB Pharma
 - PDL received $10 million from UCB and PDL agreed not to sue UCB for any royalties related to Cimzia
 - UCB terminated patent interference proceedings before the USPTO and withdrew its opposition appeal in the EPO
 ▪ MedImmune
 - PDL paid MedImmune $65 million on February 15, 2011 and will pay them an additional $27.5 million by February 2012
 - MedImmune ceased support of any party in the EPO opposition appeal
 ▪ Novartis
 - PDL dismissed its claims against Novartis in its Nevada lawsuit
 - Novartis withdrew its opposition appeal to PDL’s European patent in EPO
 - PDL will pay Novartis an amount based on Novartis’ net ex-U.S. sales of Lucentis during calendar year 2011 and beyond
 ▪ BioTransplant
 - PDL acquired BioTransplant, a bankrupt company and instructed BioTransplant to withdraw its opposition appeal in the EPO

Pending Dispute with Genentech and Roche
• In August 2010, Genentech sent a fax on behalf of Roche and Novartis asserting its products do not infringe PDL’s supplementary protection certificates (SPCs)
 ▪ Products include Avastin, Herceptin, Lucentis and Xolair
 ▪ SPCs are extensions of patent term in Europe that are issued on a country-by-country and product-by-product basis

• PDL Response
 ▪ Genentech’s assertions are without merit
 ▪ PDL disagrees with Genentech’s assertions of non-infringement
 ▪ Genentech had waived its rights to challenge our patents, including SPCs in its 2003
 Settlement Agreement with PDL

• 2003 Settlement Agreement
 ▪ Resolved intellectual property disputes between the two companies at that time
 ▪ Limits Genentech’s ability to challenge infringement of PDL’s patent rights, including SPCs, and waives Genentech’s right to challenge or assist other in challenging the validity of our patent rights

Nevada Lawsuit Against Genentech/Roche
•PDL filed a lawsuit against Genentech and Roche in Nevada
 state court
 ▪ Lawsuit states that fax constitutes a breach of 2003 Settlement Agreement because Genentech assisted Roche in challenging PDL’s patents and SPCs
 ▪ Complaint seeks compensatory damages, including liquidated damages and other monetary remedies set forth in the 2003 Settlement Agreement, punitive damages and attorney’s fees

•In November 2010, Genentech and Roche filed two motions to
 dismiss
 ▪ They contend that 2003 Settlement Agreement applies only to PDL’s U.S.
 patent rights
 ▪ They asserted that the Nevada court lacks personal jurisdiction over Roche
 ▪ On April 21, 2011, Nevada court heard arguments on two Genentech and
 Roche motions
 ▪ If case proceeds, trial is not yet scheduled and not expected until 2012

Optimizing Stockholder Return

Business Strategy
• Purchase new royalty assets and
 ladder like a bond portfolio
 ▪ Continue to reinvest in new royalty assets
 and pay dividends
 ▪ Debt repaid by end of 2015
 ▪ Company continues as long as it can
 generate satisfactory return
• If unable to acquire royalty assets on
 attractive terms, build cash reserves to
 ▪ Repay debt
 ▪ Use all excess cash to pay dividends to
 enhance shareholder return
 ▪ Wind-up company in 2016 timeframe

• Queen et al. patents expire end of 2014; we
 anticipate royalties will likely continue to ~
 2016
• There are two possible pathways forward
 for PDL

Optimizing Stockholder Return
• Continuously evaluating
 alternatives
 ▪ Dividends
 ▪ Capital restructure
 ▪ Share repurchase
 ▪ Company sale
 ▪ Purchase of commercial stage, royalty
 generating assets

Investment Highlights
• Strong historic revenue growth from approved products
• Potential for additional indications from existing
 products, new product approvals and purchase of new
 royalty assets
• Potential to grow and diversify revenues with the
 addition of new royalty assets
• Significantly reduced expenses with no R&D burn
• Liquidity - volume averages 3 million shares/day
• Return to stockholders
 ▪ In 2011, $0.60/share to be paid in quarterly regular dividends of
 $0.15/share in March 15, June 15, September 15 and December
 15

Appendix

Avastin
• Licensor
 ▪Genentech (US) and Roche (ex-US)
• Mechanism
 ▪As a tumor grows, it exceeds the ability of the local blood supply to nourish it
 ▪Tumor causes up regulation of vascular endothelial growth factor
 (VEGF) stimulating angiogenesis or the growth of leaky blood vessels to nourish the tumor
 ▪Avastin targets and inhibits VEGF reduction in blood vessels
 “starving” the tumor
• Approvals
 ▪Metastatic colorectal cancer, advanced non-small cell lung cancer, renal cancer, metastatic HER2- breast cancer and
 glioblastoma
• Sales
 ▪2010 worldwide net sales of $6.4 billion1
 - US is reviewing approval for metastatic HER2- breast cancer and EU has narrowed this label, resulting in drop in sales for this indication

Treatment with Avastin
reduces vascularization
or blood supply of tumor
1. As reported to PDL by its licensee

Herceptin
• Licensor
 ▪ Genentech (US) and Roche (ex-US)
• Mechanism
 ▪ Some breast cancer cells make too many (over-express)
 copies of a particular gene known as HER2 that causes
 rapid growth of the breast cancer cell
 ▪ Herceptin works by attaching itself to the HER2 receptors on the surface of breast cancer cells, blocking them from
 receiving growth signals and slowing or stopping the
 growth of the breast cancer cell
 ▪ Herceptin also fights breast cancer by alerting the immune system to destroy cancer cells onto which it is attached
• Approvals
 ▪ Metastatic HER2+ breast cancer, metastatic HER2+
 stomach cancer
• Sales
 ▪ 2010 worldwide net sales of $5.4 billion1

Without Herceptin treatment,
cell surface receptors signal
into the HER2+ breast cancer
cell to proliferate
Herceptin binds to cell surface
receptors inhibiting intracellular
signals thus preventing cancer
cell proliferation and signaling
the immune system to “kill” the
cancer cell
1. As reported to PDL by its licensee

Retina
Choroid
Blood
vessels
Fovea
Capillaries
Rods and cones
Bruch's membrane
Retinal pigmented epithelium (RPE)

Retina
Choroid
Blood
vessels
Fovea
Blood
Capillaries
Rods and cones
Bruch's membrane
Retinal pigmented epithelium (RPE)

BioPharma™

Lucentis

• Licensor
 ▪ Genentech (US) and Novartis (ex-US)
• Mechanism
 ▪ A form of VEGF known as VEGF-A causes the
 formation of leaky blood vessels result in the
 swelling in the macula and vision loss
 ▪ Lucentis binds to and inhibits VEGF-A before it can
 cause the formation of the leaky blood vessels
 preserving and sometimes improving vision
• Approvals
 ▪ Wet age-related macular degeneration (AMD),
 macular edema or swelling following retinal vein
 occlusion, diabetic macular edema
• Sales
 ▪ 2010 worldwide net sales of $3.0 billion1
 - Recent NIH study comparing safety and effectiveness of
 Lucentis finds less expensive Avastin equally efficacious -
 will adversely affect future Lucentis sales for AMD
 - It’s estimated that in the U.S. 60% of AMD patients are
 already treated with off-label Avastin
Cross
section of
normal
macula at
back of eye
Cross
section of
macula with
AMD causing
loss of vision
Amsler Grid as
seen through
normal eyes
Amsler Grid as
seen through
eyes with AMD
1. As reported to PDL by its licensee

Xolair

• Licensor
 ▪ Genentech (US) and Novartis (ex-US)
• Mechanism
 ▪ IgE plays a role in allergic disease by
 causing the release of inflammatory
 mediators from mast cells that result in
 sneezing, wheezing and asthma
 ▪ Xolair binds to and neutralizes circulating
 IgE by preventing IgE from binding to its
 mast-cell receptor
• Approvals
 ▪ Moderate-to-severe persistent asthma
• Sales
 ▪ 2010 worldwide net sales of $1.0 billion1
Xolair antibody (yellow) binds to IgE
(blue) preventing IgE from binding to
mast cell. Otherwise, IgE binding to
mast cell would result in wheezing,
sneezing and asthma.
1. As reported to PDL by its licensee

T cell
activated
activated T cells
highly stimulated T cells
brain
Nerve cell
Macrophage (consuming cell)
Myelin sheath

- **Licensor**
  - Biogen Idec and Elan
- **Mechanism**
  - Tysabri binds to an integrin that reduces the ability of the immune response cells to cross the blood brain barrier and attack nerve cells
- **Approvals**
  - Treatment for patients with relapsing forms of multiple sclerosis (MS) who have had an inadequate response to, or are unable to tolerate, alternative MS therapies
  - Treatment for adult patients with moderate-to-severe Crohn's disease who have had an inadequate response to, or are unable to tolerate, conventional therapies
- **Sales**
  - 2010 worldwide net sales of $1.2 billion[1]
  - Use of Tysabri is associated with a rare but often fatal brain infection
  - The label for Tysabri is being updated to reflect the use of a test that can be used to stratify whether patients are at risk for developing this rare condition
  - EU authorities have recommended renewal of Tysabri's approval for the typical five year period

Tysabri

In MS, the body’s
autoimmune system is
inappropriately activated,
resulting in it attacking the
body. Here, defense cells,
known as T cells, are
activated.
Activated T cells are able
to cross the blood brain
barrier affording them
access to nerve cells.
Activated T cells attack,
and recruit other defense
cells known as
macrophages, to attack
and consume the myelin
sheath or insulation
surrounding nerve fibers.
The resulting holes in the
myelin slow the
transmission of impulses
along the nerve and cause
the symptoms of MS.
1. As reported to PDL by its licensee

Rheumatoid arthritis usually affects joints symmetrically (on both sides equally), may initially begin in a couple of joints only, and most frequently attacks the wrists, hands, elbows, shoulders, knees and ankles

Cut-section view of knee joint
Femur
Synovial fluid
Patella
Inflammed synovial membrane
Tibia
Pitted cartilage
A.D.A.M.

Actemra

• Licensor
 ▪ Roche and Chugai
• Mechanism
 ▪ Rheumatoid arthritis (RA) is an autoimmune disease in
 which the body's immune system attacks itself
 ▪ One of the defense mechanisms inappropriately activated
 in RA is IL-6, which can result in destruction of the cartilage between joints causing the symptoms of RA
 ▪ Actemra binds to and neutralizes IL-6 preventing it from
 destroying cartilage thereby blocking one of the causes of
 RA
• Approvals
 ▪ Treatment of signs and symptoms in moderate-to-severe
 adult RA patients, slowing of structural damage to joints
 caused by RA and preservation physical function of joints
 afflicted by RA
• Sales
 ▪ 2010 worldwide net sales of $459 million1
It is the degradation and
eventual destruction of this
cartilage that causes the
symptoms of RA.
1. As reported by Roche; assume 1.155 CHF/USD